                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
         November 8, 2001 (the "Consumers Servicing Agreement") between
       Consumers Energy Company, as Servicer and Consumers Funding LLC, as
              Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: October 2003

CURRENT BILLING MONTH 10/2/2003 - 10/30/2003                                                    COLLECTION CURVE 100%
--------------------------------------------                                                    ---------------------
STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                                    $111,976,548
Residential SECURITIZATION CHARGE (SC) Billed                                               $  1,502,850           1.342%

Commercial Total Billed                                                                     $ 84,383,833
Commercial SECURITIZATION CHARGE (SC) Billed                                                $  1,516,697           1.797%

Industrial Total Billed                                                                     $ 49,382,058
Industrial SECURITIZATION CHARGE (SC) Billed                                                $  1,427,535           2.891%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                                                            0.150%
Residential Customer Net Write-offs                                                                0.420%
Total Net Write-offs                                                                               0.260%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                                              $  1,472,327
Commercial Class SC Collected                                                               $  1,552,205
Industrial Class SC Collected                                                               $  1,514,116

Total SC Collected                                                                          $  4,538,648

Aggregate SC Remittances for October 2003 BILLING MONTH                                     $  4,538,648
Aggregate SC Remittances for November 2003 BILLING MONTH                                    $          0
Aggregate SC Remittances for December 2003 BILLING MONTH                                    $          0
TOTAL CURRENT SC REMITTANCES                                                                $  4,538,648

  CURRENT BILLING MONTH 10/2/2003 - 10/30/2003                               COLLECTION CURVE 100%
  --------------------------------------------                               ---------------------
CALCULATED SC COLLECTED AMOUNT RESIDENTIAL
A-1 Residential SC Collected                                                       $1,403,354
A-3 Residential T.O.D. SC Collected                                                $    4,161
A-4 Alternate Residence SC Collected                                               $   35,354
A-5 Residential Farm/Life Support SC Collected                                     $   29,458

TOTAL RESIDENTIAL SC COLLECTED                                                     $1,472,327

COMMERCIAL
B-1 General Primary (041) SC Collected                                             $   27,742
B-General Secondary (010) SC Collected                                             $  273,205
C-General Secondary (011) SC Collected                                             $  549,168
D-General Primary (018) SC Collected                                               $  361,407
F-Primary High Load Factor (032) SC Collected                                      $   48,241
GH-General Service Heating (013) SC Collected                                      $    3,673
H-Water Heating Service (014) SC Collected                                         $      695
L-1 General Energy-Only Street Lighting SC Collected                               $    2,184
L-2 General Service (Cust Owned) St Light SC Collected                             $    2,327
L-3 General Service (Co Owned) St Light SC Collected                               $   11,982
L-4 General Service Outdoor Lighting Commercial SC Collected                       $    1,617
PS-1 General Secondary Public Pumping SC Collected                                 $    6,734
PS-2 General Primary Public Pumping SC Collected                                   $   10,043
PS-3 General Optional Primary Public Pumping SC Collected                          $   45,926
R-1 General Secondary Resale SC Collected                                          $       48
R-2 General Secondary Resale SC Collected                                          $    1,151
R-3 General Primary Resale SC Collected                                            $   29,403
ROA-P Retail Open Access Primary (110) SC Collected                                $  147,213
ROA-S Retail Open Access Secondary Com SC Collected                                $   13,581
SC - Special Contract Commercial SC Collected                                      $    2,178
SPEC Grand Rapids Special Contract SC Collected                                    $    2,731
UR-General Unmetered SC Collected                                                  $   10,956

TOTAL COMMERCIAL SC COLLECTED                                                      $1,552,205

INDUSTRIAL
B-1 General Primary (042) SC Collected                                             $   24,344
B-General Secondary (020) SC Collected                                             $   37,113
C-General Secondary (021) SC Collected                                             $   76,881
CG-Cogeneration/Small Power Production Purchase SC Collected                       $    2,264
D-General Primary (028) SC Collected                                               $  602,261
F-Primary High Load Factor (033) SC Collected                                      $   80,531
GH-General Service Heating (023) SC Collected                                      $       29
GMD General Motors SC Collected                                                    $   82,125
GMF General Motors SC Collected                                                    $  127,724
GMF-1 General Motors SC Collected                                                  $   12,883
GMJ-1 General Motors SC Collected                                                  $    8,368

  CURRENT BILLING MONTH 10/2/2003 - 10/30/2003                               COLLECTION CURVE 100%
  --------------------------------------------                               ---------------------
H-Water Heating Service (024) SC Collected                                         $        0
I-General Primary Interruptible (034) SC Collected                                 $        0
J-1 General Alternative Electric Metal Melting SC Collected                        $   48,961
J-General Primary Electric Furnace (037) SC Collected                              $    6,274
L-4 General Service Outdoor Lighting Industrial SC Collected                       $       94
ROA-P Retail Open Access Primary (111) SC Collected                                $  271,559
ROA-S Retail Open Access Secondary Ind SC Collected                                $    3,171
SC - Special Contract Industrial SC Collected                                      $  129,534

TOTAL INDUSTRIAL SC COLLECTED                                                      $1,514,116

TOTAL SC COLLECTED                                                                 $4,538,648

Executed as of this 18th day of November 2003.

                                              CONSUMERS ENERGY COMPANY AS
                                              SERVICER

                                              /s/ Glenn P. Barba
                            ----------------------------------------------------
                            Glenn P. Barba, Vice President, Controller and Chief
                                                Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201